EXHIBIT 10.24
FORM OF WARRANT
THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY OR WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.
THE SALE OF THESE SECURITIES HAS NOT BEEN QUALIFIED WITH ANY STATE SECURITIES AUTHORITIES. THE RIGHTS OF ALL PARTIES TO THIS WARRANT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.
Void after July 17, 2014
ANTHERA PHARMAECUTICALS, INC.
FORM OF STOCK PURCHASE WARRANT

THIS CERTIFIES THAT                      and its registered assigns (hereinafter called the “Holder”) is entitled to purchase from Anthera Pharmaceuticals, Inc., a Delaware corporation (the “Company”), at any time from and after                     , 2010 (the “Warrant Issuance Date”) until 5:00 p.m. Pacific Time on the Expiration Date (as such term is defined in Section 1 hereof), up to the number of fully paid and nonassessable Equity Securities (as such are defined in the Purchase Agreement) of the Company described in Section 2.3(i) of that certain Note Purchase Agreement, dated as of December 11, 2009, by and among the Company and the persons or entities listed on the Schedule of Purchasers attached thereto (the “Purchase Agreement”) (the “Warrant Shares,” as such number and nature of Warrant Shares is further set forth in Section 1 hereof and such number of Warrant Shares may be adjusted pursuant to Section 4 hereof). The exercise price per share of this Warrant (the “Exercise Price”) shall be as described in Section 1 hereof. This Warrant may be exercised in whole or in part at the option of the Holder. This Warrant is one of the Warrants referred to in the Purchase Agreement and is entitled to all the benefits provided therein. Unless otherwise defined herein, defined terms in this Warrant shall have the meanings ascribed to them in the Purchase Agreement.
          1. Term and Number of Warrant Shares. This Warrant shall be exercisable from and after the Warrant Issuance Date, and shall terminate and expire to the extent not previously exercised, on the earlier of (i) July 17, 2014, or (ii) upon the consummation by the Company of any Corporate Transaction (a “Terminating Significant Transaction”, and the earlier (i) or (ii), the “Expiration Date”). The Company shall provide the Holder with at least ten (10) days’ prior written notice of any Terminating Significant Transaction.

          This Warrant shall be exercisable for that number of Conversion Shares that is equal to (X) twenty-five percent (25%) of the principal amount of the Note issued to such Purchaser in conjunction with this Warrant divided by the Warrant Price (which is, in such circumstance, the “Exercise Price”), provided, however, if the Note issued to Holder in conjunction herewith has not, prior to April 1, 2010, been converted pursuant to Section 2.3 of the Purchase Agreement, then this Warrant shall be exercisable for that number of Conversion Shares that is equal to (X) fifty percent (50%) of the principal amount of the Note issued to such Purchaser in conjunction with this Warrant divided by the Warrant Price.
          In the event that the Note issued to Holder in conjunction with this Warrant has been converted into shares of Series B-2 Preferred pursuant to Section 2.3(c) of the Purchase Agreement, this Warrant shall be exercisable in accordance with the paragraph above, provided, however, that in such circumstance (i) this Warrant shall instead be exercisable for shares of Series B-2 Preferred and (ii) all references to the Warrant Price in the paragraph above shall instead be replaced with references to the Series B-2 Price (which is, in such circumstance, the “Exercise Price”).
     2. Method of Exercise; Payment; Issuance of New Warrant. Subject to Section 1 hereof, the purchase right represented by this Warrant may be exercised by the Holder, in whole or in part, by:
          2.1 The surrender of this Warrant (with the notice of exercise form attached hereto as Attachment A and the Investment Representation Statement attached hereto as Attachment B duly executed) at the principal office of the Company; and
          2.2 The payment to the Company, by check or wire, of an amount equal to the then applicable Exercise Price per share multiplied by the number of Warrant Shares then being purchased.
          If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Company of this Warrant and such notice of exercise, together with the aggregate Exercise Price, at its principal office, or by the stock transfer agent or warrant agent of the Company at its office, the Holder shall be deemed to be the holder of record of the applicable Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares.
          2.3 Net Exercise. In addition to and without limiting the rights of the Holder under the terms of this Warrant, the Holder may elect to convert this Warrant or any portion thereof (the “Conversion Right”) into Warrant Shares, the aggregate value of which Warrant Shares shall be equal to the value of this Warrant or the portion thereof being converted. The Conversion Right may be exercised by the Holder by surrender of this Warrant at the principal office of the Company together with notice of the Holder’s intention to exercise the Conversion Right, in which event the Company shall issue to the Holder a number of Warrant Shares computed using the following formula:
X = Y(A-B)
A
Where:

X -	The number of Warrant Shares to be issued to the holder upon exercise of Conversion Right.

Y -	The number of Warrant Shares issuable under this Warrant.

A -	The fair market value of one Warrant Share, as determined in good faith by the board of directors of the Company, at the time the Conversion Right is exercised pursuant to this Section 2.3.

B -	Exercise Price (as adjusted to the date of such calculation).
     3. Stock Fully Paid; Reservation of Warrant Shares. All shares of stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its stock to provide for the exercise of the rights represented by this Warrant. In the event that there is an insufficient number of Warrant Shares reserved for issuance pursuant to the exercise of this Warrant, the Company will take appropriate action to authorize an increase in the capital stock to allow for such issuance or similar issuance acceptable to the Holder.
     4. Adjustment of Exercise Price and Number of Warrant Shares. The number and kind of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:
          4.1 Reclassification; Merger. In case of any reclassification or change of outstanding securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any reorganization of the Company with or into a holding company or another corporation other than a Terminating Significant Transaction, the Company shall, as a condition precedent to such transaction, execute a new Warrant or cause such successor or purchasing corporation, as the case may be, to execute a new Warrant, providing that the Holder shall have the right to exercise such new Warrant and upon such exercise to receive, in lieu of each share of stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, merger or acquisition by a holder of one share of stock. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this Section 4.1 shall similarly apply to successive reclassifications, changes, mergers and acquisitions.
          4.2 Subdivision or Combination of Warrant Shares. If the Company at any time after the Warrant Issuance Date while this Warrant remains outstanding and unexpired shall subdivide or combine its stock, the Exercise Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination.
          4.3 Stock Dividends. If the Company at any time after the Warrant Issuance Date while this Warrant is outstanding and unexpired shall pay a dividend with respect to stock payable in, or make any other distribution with respect to stock (except any distribution specifically provided for in the foregoing Sections 4.1 and 4.2) of, stock, then the Exercise Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of stock outstanding immediately after such dividend or distribution.
          4.4 Adjustment of Number of Warrant Shares. Upon each adjustment in the Exercise Price, the number of shares of stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Warrant Shares purchasable immediately prior to such adjustment in the Exercise Price by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately thereafter.
     5. Fractional Warrant Shares. No fractional Warrant Shares will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

6.	Compliance with Securities Act; Non-transferability of Warrant; Disposition of Shares of Stock.
          6.1 Compliance with Securities Act. The Holder, by acceptance hereof, acknowledges and agrees that the representations and warranties in Section 5 of the Purchase Agreement made by him, her or it shall be true and correct at the date of such acceptance, with the same force and effect as if they had been made on and as of said date. Upon exercise of this Warrant, the Holder hereof shall confirm in writing, in the form attached hereto as Attachment B, that the Warrant Shares so purchased are being acquired for investment and not with a view toward distribution or resale. In addition, the Holder shall provide such additional information regarding such Holder’s financial and investment background as the Company may reasonably request. This Warrant and all Warrant Shares (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY OR WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.
THE SALE OF THESE SECURITIES HAS NOT BEEN QUALIFIED WITH ANY STATE SECURITIES AUTHORITIES. THE RIGHTS OF ALL PARTIES TO THIS WARRANT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.
     6.2 Transferability of Warrant. This Warrant may transferred or assigned only (i) with the prior written consent of the Company, (ii) in full compliance with applicable federal and state securities laws, (iii) to a transferee or assignee whom or that has agreed in writing for the benefit of the Company to be bound in all respects by the Purchase Agreement and by all restrictions on transfer as set forth in the Investor Rights Agreement and (iv) upon its surrender to the Company for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Company; provided, however, that the Warrant may be transferred without the prior written consent of the Company in the following transactions:
(a)	A transfer of the Warrant in whole by a Holder who is a natural person during such Holder’s lifetime or on death by will or intestacy to such Holder’s immediate family or to any custodian or trustee for the account of such Holder or such Holder’s immediate family. “Immediate family” as used herein shall mean spouse, lineal descendant, father, mother, brother, or sister of the Holder.

(b)	A transfer of the Warrant in whole or in part to the Company or to any stockholder of the Company.

(c)	A transfer of the Warrant in whole or in part to a person who, at the time of such transfer, is or is an affiliate of an officer or director of the Company.

(d)	A transfer of the Warrant in whole pursuant to and in accordance with the terms of any merger, consolidation, reclassification of shares or capital reorganization of a corporate shareholder or pursuant to a sale of all or substantially all of the stock or assets of a corporate shareholder.

(e)	A transfer of the Warrant in whole or in part to a parent, subsidiary or affiliate of a Holder.

(f)	A transfer of the Warrant in whole or in part by a Holder which is a limited or general partnership or limited liability company to any of its partners, limited partners, former partners, members or former members.
          6.3 Disposition of Warrant Shares. With respect to any offer, sale or other disposition of any Warrant Shares prior to registration of such shares, the Holder and each subsequent Holder of this Warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such Holder’s counsel, if requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Securities Act as then in effect or any federal or state law then in effect) of such Warrant Shares and indicating whether or not under the Securities Act certificates for such shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with the Securities Act; provided, however, that no such opinion of counsel or no action letter shall be necessary for a transfer without consideration by a Holder which is a partnership or limited liability company to a partner or limited partner of such partnership or member of such limited liability company, so long as such transfer is made pursuant to the terms of the partnership agreement or operating agreement, or to the transfer by gift, will or intestate succession by the Holder to his or her spouse or lineal descendants or ancestors or any trust for the benefit of any of the foregoing if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he/she were an original Holder hereunder. Notwithstanding the foregoing, such Warrant Shares may be offered, sold or otherwise disposed of in accordance with Rule 144 under the Securities Act.
     7. Rights or Liabilities of Stockholders. No Holder of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise, nor will this Warrant subject the Holder to any liability as a stockholder of the Company, until this Warrant has been exercised and the Warrant Shares shall have become deliverable, as provided herein.
     8. Registration Rights. The Warrant Shares shall be deemed to be “Registrable Securities” as that term is defined in the Investors Rights Agreement, for all purposes of Section 2 of the Rights Agreement and the relevant provisions in the Rights Agreement that pertain to Section 2 thereof.

     9. Governing Law and Dispute Resolution. This Warrant shall be governed by the laws of the State of California, as applied to agreements among California residents, made and to be performed entirely within the State of California, without giving effect to conflicts of laws principles. Any dispute arising out of or in connection with the transactions contemplated by this Warrant will be resolved solely by confidential binding arbitration in San Francisco, California according to the then current commercial arbitration rules of JAMS. Each party shall bear its own attorneys’ fees, expert witness fees, and costs connected to such arbitration.
     10. Amendment and Waiver; Claims and Controversy; Notice. The amendment or waiver of any term of this Warrant, the resolution of any controversy or claim arising out of or relating to this Warrant and the provision of notice shall be conducted pursuant to the terms of the Purchase Agreement.
     11. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.
     12. Purchase Agreement. This Warrant is referred to in the Purchase Agreement and is entitled to all the benefits provided therein.
     13. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
[Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the Warrant Issue Date set forth above.

ANTHERA PHARMACEUTICALS, INC.
By:
Paul F. Truex
President and Chief Executive Officer

WARRANTHOLDER:
By:	[HOLDER]

By:
Name:
Title:

Signature Page to Anthera Pharmaecuticals, Inc.
2009 Financing Warrant

ATTACHMENT A
NOTICE OF EXERCISE

TO:	Anthera Pharmaceuticals, Inc.
     1. The undersigned hereby elects to purchase                       [Conversion Shares (for all purposes herein, as such are defined in the attached Warrant) / shares of Series B-2 Preferred (for all purposes herein, as such are defined in the attached Warrant)] of Anthera Pharmaceuticals, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, together with all applicable transfer taxes, if any.
     2. The undersigned hereby elects to convert the attached Warrant into Warrant Shares in the manner specified in Section 2.3 of the attached Warrant. This conversion is exercised with respect to                                           of the [Conversion Shares / shares of Series B-2 Preferred] covered by the Warrant.
     [Strike paragraph above that does not apply.]
     3. Please issue a certificate or certificates representing said shares of stock in the name of the undersigned or in such other name as is specified below:

Name:

Address:

     4. The undersigned represents that the aforesaid shares of stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. In support thereof, the undersigned has executed an Investment Representation Statement attached hereto as
Attachment B.

WARRANTHOLDER

By:

Title:

Date:

ATTACHMENT B
INVESTMENT REPRESENTATION STATEMENT

PURCHASER	:

COMPANY	:	Anthera Pharmaceuticals, Inc.

SECURITY	:

AMOUNT	:

DATE	:
In connection with the purchase of the above-listed securities and underlying stock (the “Securities”), I, the Purchaser, represent to the Company the following:
          (a) I am aware of the Company’s business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any “distribution” thereof for purposes of the Securities Act of 1933, as amended (the “Securities Act”).
          (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (“SEC”), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.
          (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities, except as provided for in Section 8 of the Warrant and as provided for in the Investor Rights Agreement. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

          (d) I am aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions.
          (e) I further understand that at the time I wish to sell the Securities there may be no public market upon which to make such a sale.
          (f) I further understand that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A under the Securities Act, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

WARRANTHOLDER

(signature)

(title)

Date: ,